SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 15, 1996


                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                     (re EQCC HOME EQUITY LOAN TRUST 1996-2)
        (Exact name of registrant as specified in governing instruments)

                                33-99344
   Delaware                    33-99344-01                 59-3375595
(State or other              (Commission File             (IRS Employer
jurisdiction of                 Number)                   Identification
organization)                                                 No.)

10401 Deerwood Park Boulevard, Jacksonville, Florida      32256-0505
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (904) 987-5000


               1801 Art Museum Drive, Jacksonville, Florida 32207
          (Former name or former address, if changed since last report)



                         Exhibit Index located at Page 2

Items 1 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 5. Other Events.

     Revisions to Prospectus Supplement. The Prospectus Supplement dated April 25, 1996 for EQCC Home Equity Loan Trust 1996-2 (the "Trust"), previously filed with the Commission, contains statistical information and related data concerning the Mortgage Pool as of an original Statistic Calculation Date of April 10, 1996. Submitted with this Form 8-K report are marked change pages to the Prospectus Supplement (marked sequentially as pages 5 through 16 of this report) showing all statistical information for the final Mortgage Pool. Such statistical information has been updated to reflect origination data as of an assumed Statistic Calculation Date (which is also the Cut-off Date) of May 1, 1996 for all Mortgage Loans originated prior to such date. The change pages are limited to those sections of the Prospectus Supplement which present such updated statistical information on the Mortgage Pool.

     For purposes of the original Prospectus Supplement, the Initial Mortgage Pool consisted of $296,534,398.21. For purposes of this Form 8-K report, the Mortgage Pool is no longer pre-funded; the amount on deposit in the Pre-Funding Account as of the close of business on the Closing Date is zero. The amount of the final Mortgage Pool is $330,000,039.50, but is still referred to throughout the attached change pages to the Prospectus Supplement as the Initial Mortgage Pool.

Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements - Not Applicable

          (b)  Pro Forma Financial Information - Not Applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:

                                                                                                   Sequentially
        Exhibit                                                                                      Numbered
        Number                              Exhibit                                                    Page
*  1.1 (A)            Underwriting Agreement dated as of April 25, 1996                                   17
                      among  EQCC Asset  Backed  Corporation,  EQCC  Receivables
                      Corporation,   Salomon   Brothers  Inc,  CS  First  Boston
                      Corporation and Lehman Brothers Inc.


                                           - 2 -

*  1.1 (B)            Representations Letter dated as of April 25, 1996                                   45
                      among  EquiCredit   Corporation  of  America,   EquiCredit
                      Corporation/Ala.     &    Miss.,     California/EquiCredit
                      Corporation,  EquiCredit  Corporation  of In.,  EquiCredit
                      Corporation of Pa., EquiCredit  Corporation of SC, Salomon
                      Brothers  Inc,  CS First  Boston  Corporation  and  Lehman
                      Brothers Inc.

*  4.1 (A)            Pooling and Servicing Agreement, dated as of May 1,                                 64
                      1996, among EquiCredit Corporation of America, as
                      Servicer, EQCC Asset Backed Corporation, EQCC
                      Receivables Corporation and First Bank National
                      Association, as Trustee.

*      10.1           Transfer Agreement dated as of May 1, 1996                                         620
                      among EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit
                      Corporation, EquiCredit Corporation of In., EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, EQCC
                      Asset Backed Corporation and EQCC Receivables
                      Corporation.

*      10.3           Custodial Agreement dated as of May 1, 1996 among                                  943
                      EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit
                      Corporation, EquiCredit Corporation of In., EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, EQCC
                      Receivables Corporation, EQCC Asset Backed Corporation,
                      First Bank National Association, as Trustee, and The First
                      National Bank of Boston, as Custodian.

* Exhibits and schedules to the above documents consisting of present statistical or related information regarding the underlying mortgage pool and marked change pages to the Prospectus Supplement (marked sequentially as pages 5 through 16 of this report) showing all statistical information for the final Mortgage Pool have been filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Rule 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time.

                  [Remainder of page intentionally left blank.]


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQCC RECEIVABLES CORPORATION



June 3, 1996                                    By: /Terence G. Vane, Jr./
                                                    -----------------------
                                                    Terence G. Vane, Jr.
                                                    Vice President and
                                                    Associate General Counsel


                                                 EQCC ASSET BACKED CORPORATION



June 3, 1996                                     By: /Terence G. Vane, Jr./
                                                     -----------------------
                                                     Terence G. Vane, Jr.
                                                     Vice President and
                                                     Associate General Counsel

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